UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2018 (September 4, 2018)

CurAegis Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

This Current Report on Form 8-K of CurAegis Technologies, Inc. (the “Company”) reports the September 4, 2018, investment made by Richard A. Kaplan, Chief Executive Officer and a director of the Company.

The Company is currently offering up to $2.5 million aggregate principal amount of convertible notes (the “JULY 2018 Convertible Notes”) pursuant to a securities purchase agreement, dated July 24, 2018 (the “JULY 2018 SPA”) in a private placement. The JULY 2018 Convertible Notes have a five-year maturity, do not bear interest, and are convertible into common stock at a conversion price of $0.25 per share, subject to adjustment. Investors in the JULY 2018 Convertible Note offering receive warrants to purchase an aggregate number of shares of common stock equal to 10% of the number of shares issuable upon the conversion of the JULY 2018 Convertible Notes, and investors purchasing at least $500,000 principal amount of JULY 2018 Convertible Notes receive warrants to purchase an aggregate number of shares of common stock equal to 25% of the number of shares issuable upon conversion of the JULY 2018 Convertible Notes. The warrants have a fixed exercise price of $0.25 per share and a ten year term from the date of issuance. During the period from July 24, 2018 through the date of this Current Report on Form 8-K, the Company issued and sold $450,000 aggregate principal amount of JULY 2018 Convertible Notes and warrants to purchase 400,000 shares of common stock in connection with the JULY 2018 Convertible Notes.

On September 4, 2018, Richard A. Kaplan purchased $50,000 principal amount of JULY 2018 Convertible Notes and received the corresponding warrants.

The JULY 2018 Convertible Notes are being offered in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933 (“Securities Act”), as amended, and Rule 506 thereunder. The offering is available only to “accredited investors” as defined in Rule 501(a) under the Securities Act. The JULY 2018 Convertible Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer for the sale of any securities. The descriptions of the JULY 2018 Convertible Notes, the JULY 2018 SPA, and the warrants are qualified in their entirety by reference to Exhibits 4.1, 4.2, and 4.3 hereto, which are incorporated by reference herein.

Item 8.01	Other Events

On September 10, 2018, Richard A. Kaplan provided an update of the Company’s recent events. A copy of the update is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

4.1	Form of JULY 2018 SPA (incorporated by reference to Exhibit 10.1 to CurAegis Technologies, Inc. Quarterly Report on Form 10-Q filed with the SEC on August 7, 2018).

4.2	Form of JULY 2018 Convertible Note (incorporated by reference to Exhibit 10.2 to CurAegis Technologies, Inc. Quarterly Report on Form 10-Q filed with the SEC on August 7, 2018).

4.3	Form of warrant (incorporated by reference to Exhibit 10.3 to CurAegis Technologies, Inc. Quarterly Report on Form 10-Q filed with the SEC on August 7, 2018).

99.1	CEO Update dated September 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.

September 10, 2018	By:	/s/ Kathleen A. Browne
Kathleen A. Browne
Chief Financial Officer